                                                                                                                                                                                                                                                                                                                                                                               Exhibit 99.2

4th Quarter 2008 Earnings Supplemental Information

LEXMARK™

January 27, 2009

Safe Harbor Statement

The contents of this presentation that are not statements of historical fact are forward-looking statements and involve risks and uncertainties that are discussed in the Safe Harbor section of our earnings releases and SEC filings. Actual results may differ materially from such statements. Lexmark undertakes no obligation to update any forward-looking statements.

Key Messages For Investors

- Lexmark is focused on driving long-term value for its shareholders by strategically investing in technology, products and solutions as well as demand generation and brand development to secure high value product installations and capture profitable supplies and service annuities in document and print intensive segments of the distributed printing market.
  - Lexmark's workgroup laser products, solutions and services are designed to address the needs of customers in document and print intensive business environments.
    - The company has significantly improved the breadth of its laser printer-based solutions and service offerings to more fully address the opportunity and capture profitable supplies and service annuities generated from workgroup monochrome and color laser printers and multifunction devices.
  - Lexmark is focused on advancing its inkjet technology, products and solutions to address the needs of more demanding and higher usage professional customers.
    - The company's goal is to build a profitable, growing and sustainable inkjet business with good margins and returns derived from a more productive / higher page generating installed base of products and solutions that serve more demanding professional users.
- Lexmark continues to take actions to improve productivity, flexibility and efficiency in order to reduce its fixed infrastructure and improve the company's cost and expense structure.
- Lexmark continues to maintain a conservative capital structure with a solid balance sheet and a long track record of good cash generation, positioning it well to invest in the future and compete effectively, even during challenging times.

LEXMARK

Key Points for 4Q08

- In response to the current market conditions, Lexmark continues to take actions that will reduce our fixed infrastructure and business support costs
  - 2007 and 2008 actions expected to generate $70 million in annualized savings beginning in 2009
  - 2009 restructuring actions are under way and expected to save $40 million in 2009 and generate $50 million annualized savings when completed
  - These actions together will result in combined savings of $110 million in 2009
    - Currently the plan is to reduce operating expense by at least 10% year to year in 2009
- The business market segment delivered unit growth in high page generating color lasers and MFPs, growth in managed print services, and had a strong quarter for ongoing product awards and industry recognition, with each of the 38 new laser products announced in October receiving industry recognition
- The economic slowdown and the inkjet strategy shift impacted the consumer market segment, but the company saw growth in wireless inkjet retail sell out and received additional industry recognition and awards for its inkjet all-in-one products
- Lexmark's financial position remains strong
  - Nearly $1 billion in cash and current marketable securities held at year end
  - Long track record of solid cash flow with over $450 million generated for the seventh consecutive year in 2008
  - Long term debt of $650 million issued in 2008 with maturities in 2013 and 2018

LEXMARK

2008 Highlights

Announced 38 New MFPs, Color & Mono Lasers in October 2008




var
Business
TECH innovator
AWARDS 08

Lexmark Legal Partner


CHANNEL
CRN
2008
CHAMPIONS

Lexmark MFP Line

2008 U.S. Laser Awards


24%
15%
14%
13%
LXK
#2
#3
#4



* Based on internal assessments of awards publicly announced in 2008 from leading U.S. technical publications and test laboratories. Laser printers and laser printer-based multifunction devices.

New Inkjet Product Lines & Features


The New Home & Student Series
Affordable, easy productivity
X4950
X5650
X6650
The New Professional Series
Ready for Business
X4975
X6675
X7675


LEXMARK

Vibrant OLED Display



Wireless Mobility



2X the Ink


10 MINUTES

Fast and Easy to Install


2-SIDED PRINTING

Economy

LEXMARK

Industry Recognition for Lexmark's Lasers

Mono & Color MFPs



Better Buys for Business Editor's Choice 2009
Better Buys for Business Innovative Product of the Year 2008
X656
X658
Better Buys for Business Editor's Choice 2009
Better Buys for Business Editor's Choice 2009
Better Buys for Business Editor's Choice 2009
Better Buys for Business Innovative Product of the Year 2008
X543
X544

X651/X652/X654/X656/X658

X543/X544

4Q08 U.S. Laser Awards



29%
15%
13%
12%
LXK
#2
#3
#4

* Based on internal assessments of awards publicly announced in Q4 2008 from leading U.S. technical publications and test laboratories. Laser printers and laser printer-based multifunction devices.

Mono Lasers



2008 BLI Buyers Lab Line of the Year
BLI Buyers Lab 2008 Pick
BLI Buyers Lab 2008 Pick
Better Buys for Business Editor's Choice 2009
PC Magazine Editors' Choice
December 18, 2008
Lexmark T650n
Better Buys for Business Editor's Choice 2009
Better Buys for Business Innovative Product of the Year 2008
E360
2008 BLI Buyers Lab Line of the Year

T650/T652/T654

E260/E360/E460

Color Lasers



Better Buys for Business Editor's Choice 2009
Better Buys for Business Innovative Product of the Year 2008
C544
PC Magazine Editors' Choice
December 5, 2008
Lexmark C544dn
Better Buys for Business Editor's Choice 2009
Better Buys for Business Editor's Choice 2008

C540/C543/C544

C935

All Models Launched in the U.S. in October 2008 Have Received Awards

LEXMARK

Industry Recognition for Lexmark's Inkjets



X4650 | X4950/X4975 | X5650/X5675 | X6650/X6675 | X7675 | X9575

Better Buys for Business EDITOR'S CHOICE 2008
X9575, X7675

PC WORLD TOP 10 PRINTERS
X9575

PC Magazin gut www.pc-magazin.de 6/2008
X9575

PC Pr@xis 10/2008 Preis/Leistung: gut
X7675

BERTL HIGHLY RECOMMENDED
X4975, X7675

MacWorld BÄSTA KÖP
X9575

T3 Most Wanted
X4650

TOP 50 Computer DA COMPRARE
X9575

ÅRETS PRODUKT SKRIVER
X9575

Recommended ITR IT Reviews www.itreviews.co.uk
X5650

2008 BERTL's BEST
X9575

c|net
X7675

PCtipp 7/08: sehr gut
X9575

PCgo 12/08 sehr gut
X7675

Computer Bild VINCITORE DEL TEST
X9575

Computer Bild Test-Sieger
X9575

Ganador Computer Hoy Calidad
X9575

4th Quarter Results

Revenue by Geography

(Dollars in millions)	2008	2007	% Change
United States	$ 451	$ 561	-20%
Europe	431	475	-9%
Other International	202	274	-26%
Total Revenue(2)	$ 1,084	$ 1,310	-17%


U.S.
Europe
42%
40%
18%
Other International

Segment Revenue

(Dollars in millions)	2008	2007	% Change
Business	$ 718	$ 800	-10%
Consumer	366	509	-28%
Total Revenue(2)	$ 1,084	$ 1,310	-17%


Business
66%
34%
Consumer

Segment Operating Income

(Dollars in millions)	2008			2007			YTY Comparison	
	GAAP	Restructuring Related (1)	NON GAAP	GAAP	Restructuring Related (1)	NON GAAP	GAAP	NON GAAP
Business	$ 73	$ 20	$ 93	$ 166	$ 10	$ 176	-56%	-47%
Consumer	19	12	30	37	9	46	-50%	-34%
Other	(92)	16	(76)	(89)	12	(78)	-3%	2%
Total Operating Income(2)	$ 0	$ 47	$ 47	$ 114	$ 30	$ 144	-100%	-68%

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

Full Year Results

Revenue by Geography

(Dollars in millions)	2008	2007	% Change
United States	$ 1,865	$ 2,140	-13%
Europe	1,743	1,827	-5%
Other International	921	1,007	-9%
Total Revenue(2)	$ 4,528	$ 4,974	-9%



U.S.
41%
Europe
39%
20%
Other International

Segment Revenue

(Dollars in millions)	2008	2007	% Change
Business	$ 2,982	$ 2,999	-1%
Consumer	1,547	1,975	-22%
Total Revenue(2)	$ 4,528	$ 4,974	-9%



Business
66%
34%
Consumer

Segment Operating Income

(Dollars in millions)	2008			2007			YTY Comparison	
	GAAP	Restructuring Related (1)	NON GAAP	GAAP	Restructuring Related (1)	NON GAAP	GAAP	NON GAAP
Business	$ 497	$ 24	$ 522	$ 612	$ 12	$ 624	-19%	-16%
Consumer	137	27	164	93	12	106	47%	56%
Other	(357)	41	(316)	(384)	28	(356)	7%	11%
Total Operating Income(2)	$ 277	$ 93	$ 370	$ 321	$ 52	$ 373	-14%	-1%

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

2008 Foreign Currency Exposure

Revenue by Geography

U.S.


41%
39%
20%

Europe: Mostly Euro (75%-80%) and British Pound (10% - 15%)

Other International: Primarily Canadian Dollar, Brazilian Real and Australian Dollar

---

Cost by Currency

USD


~85%
~15%

Non-USD: Primarily Euro (25% - 30%), Japanese Yen (20% to 25%), Mexican Peso (20% to 25%) and Philippino Peso (5% to 10%)

Non-USD

Operating Expense by Currency

USD


~60%
~40%

Non-USD: Euro (45% - 50%), and a number of other currencies each representing less than 8% including the Swiss Franc, Australian Dollar and Singapore Dollar

---

Other Factors

- Company acts to harmonize supplies prices globally to the U.S. dollar
- Price increases cannot immediately impact laser supplies that are sold under contract (~50% at any given point in time)
- Lexmark does not hedge cash flow, but does hedge transaction exposures

LEXMARK

Currency Movement (9/30/08 Baseline)



2008
2009
Weekly Spot Rate
2%
0%
-2%
-4%
-6%
-8%
-10%
-12%
-14%
-16%
-18%
-20%
-22%
-24%
% Change (9/30/08 baseline)
Euro
Canadian Dollar
Australian Dollar
British Pound
Brazilian Real
9/30/08
10/7/08
10/14/08
10/21/08
10/28/08
11/4/08
11/11/08
11/18/08
11/25/08
12/2/08
12/9/08
12/16/08
12/23/08
12/30/08
1/6/09
1/13/09
1/20/09

4Q08 Revenue Compared to Last Year

<u>Total revenue of $1.08 billion declined 17%</u>

- Business segment revenue of $718 million declined 10%
  - Laser hardware revenue declined 21% driven by lower unit volume, aggressive pricing, and weakening foreign currencies
    - Laser unit shipments declined 8% primarily due to lower OEM units
    - Laser AUR declined 14%
- Consumer segment revenue of $366 million declined 28%
  - Inkjet hardware revenue and unit shipments declined 43%
  - Inkjet unit shipments declined 43%
    - Reflecting increased market weakness
    - Also reflecting the company's previously announced strategy to aggressively shift its focus to geographic regions, product segments and customers that generate higher page usage
  - Inkjet AUR was about flat as positive mix offset the negative impact of currency and aggressive global pricing
- Laser and inkjet supplies revenue declined 12%, primarily driven by a decline in inkjet supplies volume and by the negative impact of foreign currency rate changes
- Laser and inkjet printer revenue declined 29%
- Revenue in the U.S. declined 20%, revenue in Europe declined 9%, and Other International revenue declined 26%

4Q08 Compared to Last Year

Gross profit margin 29.0%

- Excluding restructuring-related costs, would have been 30.4%
- 4Q07 gross profit margin was 33.4%, or 34.0% excluding restructuring-related activities
- Non-GAAP gross profit margin declined 360 basis points, principally due to a decline in product margins (primarily due to the negative impact of weakening foreign currencies), partially offset by a favorable shift in product mix (driven by less inkjet hardware and relatively more laser supplies)

Operating expense $314 million

- Excluding charges for restructuring-related costs, would have been $283 million
- 4Q07 operating expense was $324 million, or $301 million excluding restructuring-related activities
- Non-GAAP operating expense declined 6% or $18 million driven by declines in marketing and general and administrative expenses

Operating expense-to-revenue ratio 29.0%

- Excluding charges for restructuring-related costs, would have been 26.1%
- 4Q07 operating expense-to-revenue ratio was 24.7%, or 23.0% excluding restructuring-related activities

Operating income zero

- Excluding restructuring-related costs, would have been $47 million
- 4Q07 operating income of $114 million, or $144 million excluding restructuring-related activities
- Non-GAAP operating income declined due to lower gross profit

Operating income margin zero

- Excluding restructuring-related costs, would have been 4.3%
- 4Q07 operating income margin was 8.7%, or 11.0% excluding restructuring-related activities

Net interest and non-operating expense $5 million

- Up $13 million from 2007 primarily driven by increased interest expense related to the 2Q08 debt issuance

LEXMARK

4Q08 Taxes & Earnings Versus Last Year

Provision for income taxes a net benefit of $23 million

- Change in geographic mix of income resulted in lower required tax expense for fiscal year 2008. This results in a net benefit of $23 million in provision for income taxes reported in 4Q08
- 4Q07 provision for income taxes was an expense of $23 million

Net earnings of $18 million

- Excluding after-tax restructuring-related activities, would have been $60 million
- 4Q07 net earnings were $123 million excluding restructuring-related activities

GAAP EPS of $0.23

- 4Q08 non-GAAP EPS would have been $0.75 excluding $0.52 restructuring-related items
- Excluding restructuring-related activities, 4Q07 EPS were $1.29

Conservative Capital Structure

- $973 million in cash and current marketable securities
- $300 million revolver that does not renew until 1Q 2010
- $100 million A/R facility renewed on Oct. 3, 2008
- Long track record of solid cash generation
  - $482 million in 2008 - seventh consecutive year over $450 million
- $650 million debt maturing in 2013 and 2018

Cash Generation and Share Repurchases


Cash Generation
Millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

- **Strong History of Cash Generation**
- **Lexmark Has Returned Nearly $3B to Shareholders in the Last Five Years Through Share Repurchase**


Shares Repurchased
Shares
3.2M
17.0M
16.5M
2.7M
17.5M
2004
2005
2006
2007
2008
Buyback
$0.3B
$1.1B
$0.9B
$0.2B
$0.6B

LEXMARK

Cash From Operations

4Q08 net cash provided by operating activities of $53 million, $482 million in 2008

- Cash and current marketable securities were $973 million at year end
- Capital expenditures were $67 million in the quarter, $218 million in the year
- Depreciation / amortization was $53 million in the quarter, $205 million in the year
- In 4Q08, accounts receivable decreased $33 million, inventory decreased $8 million and accounts payable decreased $16 million
- In 2008, for the year, accounts receivable decreased $152 million, inventory decreased $26 million and accounts payable decreased $80 million
- Cash conversion days were about flat year to year in 2008

	YE 06	YE 07	YE 08
Days of sales outstanding	38	40	36
Days of inventory	44	48	51
Days of payables	57	66	65
Cash conversion days	25	22	22

LEXMARK

Restructuring Actions

Significant actions taken in 2007 and 2008:

- ✓ Reduced fixed infrastructure
- ✓ Reduced business support costs and expenses
- ✓ Realized $40 million savings in 2008
- ✓ Expecting about $70 million annualized savings from 2007/2008 actions beginning in 2009

Additional actions announced in January 2009 in response to weakening economic environment

- ✓ Expecting $40 million savings from this action in 2009, about $50 million annualized savings beginning in 2010 (~95% benefit to operating expense / ~5% benefit to cost of sales)
- ✓ Total pretax charge projected to be $45 million, $20 million of which was reflected in 4Q08 results
- ✓ Plan expected to impact about 375 positions
- ✓ Projected to be substantially complete by the end of 2009

1Q09 Outlook

In the 1st quarter of 2009, the company expects:

Revenue to be down year to year in the mid- to high-teens percentage range

Gross profit margin(1)(2) to increase versus 30.4% in 4Q08

Operating expense(1)(2) to decrease compared to $283 million in 4Q08

Operating income margin(1)(2) to increase from 4.3% in 4Q08

Effective tax rate to be about 17%

GAAP EPS of $0.52 - $0.62

- EPS of $0.65 - $0.75 excluding approximately $0.13 for restructuring-related activities
- GAAP EPS were $1.07 in 1Q08, or $1.16 excluding $0.09 per share for restructuring-related activities

Note: (1) Non-GAAP, excludes restructuring-related amounts. (2) Based on foreign currency exchange rates as of 12/31/08.

LEXMARK

2009 Outlook

In 2009, the company expects:

Operating expense[1][2] dollars to be down at least 10% year to year

Effective tax rate expected to be about 17%

Full-year 2009 capital spending to be approximately $225 million

Full-year 2009 depreciation to be approximately $185 million

Notes: (1) Non-GAAP, excludes restructuring related amounts. (2) Based on foreign exchange rates as of 12/31/08.

LEXMARK

Tables

GAAP to Non-GAAP Reconciliation Tables

Unit Trends, Revenue by Product

LEXMARK

GAAP to Non-GAAP Reconciliation Table

	4Q08					4Q07						
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	1Q08 EPS	1Q09 Guidance
GAAP	$314 29.0%	$314 29.0%	$0 0.0%	$18 1.7%	$0.23	$438 33.4%	$324 24.7%	$114 8.7%	$99 7.6%	$1.04	$1.07	$0.52-$0.62
Restructuring-Related[1]	$15	($32)	$47	$42	$0.52	$7	($23)	$30	$24	$0.25	$0.09	$0.13
Non-GAAP[2]	$329 30.4%	$283 26.1%	$47 4.3%	$60 5.6%	$0.75	$445 34.0%	$301 23.0%	$144 11.0%	$123 9.4%	$1.29	$1.16	$0.65-$0.75

Note: Management believes that presenting the non-GAAP measures above is useful because they enhance shareholders' understanding of how management assesses the performance of the company's businesses. Management reviews the performance of the company's operating segments based on GAAP and non-GAAP measures which reflect income and expense items which are recurring in nature, and do not include the impact of actions that management believes are not reflective of the ongoing operation of the company. These measures may not be comparable to similar measures of other companies as not all companies calculate these measures in the same manner.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

GAAP to Non-GAAP Reconciliation Table

	Full Year 2008					Full Year 2007				
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS
GAAP	$1,535	$1,257	$277	$240	$2.69	$1,564	$1,242	$321	$301	$3.14
	33.9%	27.8%	6.1%	5.3%		31.4%	25.0%	6.5%	6.0%	
Restructuring-Related(1)	$42	($50)	$93	$77	$0.86	$17	($35)	$52	$41	$0.43
Scotland Entity(2)									($7)	($0.07)
Non-GAAP(3)	$1,577	$1,207	$370	$317	$3.55	$1,581	$1,207	$373	$336	$3.50
	34.8%	26.7%	8.2%	7.0%		31.8%	24.3%	7.5%	6.7%	

Note: Management believes that presenting the non-GAAP measures above is useful because they enhance shareholders' understanding of how management assesses the performance of the company's businesses. Management reviews the performance of the company's operating segments based on GAAP and non-GAAP measures which reflect income and expense items which are recurring in nature, and do not include the impact of actions that management believes are not reflective of the ongoing operation of the company. These measures may not be comparable to similar measures of other companies as not all companies calculate these measures in the same manner.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Gain from the substantial liquidation of the Scotland legal entity.

(3) Totals may not foot due to rounding.

LEXMARK

Unit Trends, Revenue by Product

Unit Trends

(Millions)	2006	2007	2008	2007 – 2008 Change
Laser Units	2.1	2.1	1.9	-7%
Inkjet Units	14.7	12.1	6.6	-45%

Revenue by Product

(Dollars in millions)	2007	2008	Change
Laser & Inkjet Printers	$ 1,498.3	$ 1,196.8	-20%
Laser & Inkjet Supplies	3,248.6	3,117.5	-4%
Other	227.0	214.1	-6%
Total Revenue	$ 4,973.9	$ 4,528.4	-9%

LEXMARK